SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   April 23, 1998
                                                         --------------------

                       SECURITY CAPITAL PACIFIC TRUST
           (Exact Name of Registrant as Specified in its Charter)



                                  Maryland
               (State or Other Jurisdiction of Incorporation)


        1-10272                                         74-6056896
(Commission File Number)                   (I.R.S. Employer Identification No.)




 7670 South Chester Street, Englewood, Colorado                   80112
   (Address of Principal Executive Offices)                     (Zip Code)


                                     (303) 708-5959
                (Registrant's Telephone Number, Including Area Code)


                                     Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)














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Item 5.  Other Events.

         On April 23, 1998, Security Capital Pacific Trust, a Maryland real estate investment trust ("PTR"), priced an offering of 2,049,587 of its Common Shares of Beneficial Interest, $1.00 par value per share
(the "Common Shares"). Copies of the underwriting agreement and pricing agreement relating to the Common Shares are included as exhibits hereto and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         Exhibit No.       Document Description
         -----------       --------------------

         99.1 Underwriting Agreement dated April 23, 1998 between Merrill Lynch, Pierce, Fenner & Smith Incorporated and Security Capital Pacific Trust.

         99.2 Pricing Agreement dated April 23, 1998 between Merrill Lynch, Pierce, Fenner & Smith Incorporated and Security Capital Pacific Trust.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SECURITY CAPITAL PACIFIC TRUST



Dated: April 28, 1998                    By:   /s/ Jeffrey A. Klopf
                                               --------------------
                                               Jeffrey A. Klopf
                                               Secretary